Exhibit 10.32

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (the “Agreement”) is made as of August 1, 2008 (the “Effective Date”), by and between Cytori Therapeutics, Inc., a Delaware corporation (the “Company”), and Olympus Corporation, a Japan corporation with its principal executive office located at  43-2 Hatagaya 2-chome, Shibuya-ku, Tokyo, Japan (“Purchaser”) (the Company and Purchaser are referred to collectively as the “Parties”).

1.           Sale of Stock.  Subject to the terms and conditions of this Agreement, the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, [923,077] unregistered shares of the Company’s Common Stock (the “Shares”) at a purchase price of US$[6.50] per Share for a total of US $6,000,000 (the “Purchase Price”). The Purchase Price per share shall be subject to any adjustment that is more favorable to Purchaser in accordance with the terms of Section 13 of this Agreement.

2.           Closing.  The purchase and sale of the Shares under Section 1 of this Agreement shall occur at the principal office of the Company within seven (7) days of the Effective Date of this Agreement (the “Closing”) at a date and time agreed between the Parties.  At the Closing, Purchaser shall deliver the Purchase Price to the Company by wire transfer, or by alternate means agreed between the Parties, and the Company shall deliver a certificate representing the Shares to Purchaser.

3.           Limitations on Transfer.  Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with applicable securities laws and regulations of applicable countries and stock exchanges.  It is Purchaser’s responsibility to familiarize itself with such laws and regulations.

4.           Company’s Representations and Warranties. The Company represents and warrants the following to Purchaser as of the Effective Date and as of the date of the Closing:

(a)           The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as it is now being conducted to own or use the properties and assets that it purports to own or use.  The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

(b)           The Company has the right and power to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; has taken or will take prior to the Closing all necessary corporate actions required for the Company to enter into and perform its obligations under this Agreement; and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally.

(c)           The execution of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company’s certificate of incorporation or bylaws, as now in effect, or any agreement, or other instrument to which the Company is a party or by which it is bound.

(d)           The sale and issuance of the Shares will not require any notice to, action of, filing with or consent, authorization, order or approval from, any governmental entity or other person that has not already been provided or obtained, as the case may be.  Without limiting the foregoing, no action is required to be taken by the Company to effect the sale and issuance of the Shares under any state corporate or any other laws, rules or regulations that has not already been taken.  The Company has not entered into any agreement to pay commissions to any persons with respect to the purchase or sale of the Shares, except commissions for which the Company will be responsible.

(e)           The authorized capital of the Company consists solely of 95,000,000 authorized shares of common stock, and 5,000,000 shares of preferred stock.

(f)           The Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the Purchase Price, will be duly and validly issued, fully paid and non-assessable, issued in compliance with all applicable federal, state and foreign laws, free of any preemptive or similar rights that entitle or would entitle any person to acquire any shares of capital stock of the Company upon issuance thereof by the Company, and free and clear of all liens, mortgages, security interests, encumbrances (other than applicable securities laws restrictions), equities or claims.

(g)            The Company has timely filed all registration statements, prospectuses, forms, reports and documents required to be filed by it under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, since December 31, 2004 (each a “Company SEC Filing,” and collectively the “Company SEC Filings”).  Each Company SEC Filing (i) as of its date complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not, at the time it was filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Company SEC Filings was prepared in accordance with generally accepted accounting principles applied (except as may be indicated in the notes thereto and, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q under the Exchange Act) on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and each presented fairly the consolidated financial position of the Company as of the respective date thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments.)  The books and records of the Company have been, and are being, maintained in accordance with applicable legal and accounting requirements.

(h)           Except as disclosed in the Company SEC Filings, since December 31, 2007, the Company has conducted its business in the ordinary course, consistent with past practice, and there has not been:

(i)           any event, occurrence or development which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company or its subsidiaries, taken as a whole, other than developments generally in the industries in which the Company operates its business, provided that such developments have not disproportionately affected the Company or any of its subsidiaries individually or taken as a whole; or

(ii)           any event or development that would, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance of the Company of its obligations hereunder.

5.           Investment Representations and Warranties.  In connection with the purchase of the Shares, Purchaser makes the following representations and warranties to the Company as of the Effective Date and as of the date of the Closing:

(a)           This Agreement has been duly authorized and executed by Purchaser and, when delivered by Purchaser in accordance with its terms, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally.

(b)           Purchaser understands that the Company is a reporting company under the Exchange Act, and the Company’s various periodic reports and other SEC filings are available for public inspection on the EDGAR system at www.sec.gov.  Purchaser further acknowledges that Purchaser and Purchaser’s advisors have had the opportunity to ask questions of and receive answers from the Company’s management concerning this investment.  Purchaser is aware of the Company’s business affairs and financial condition based on the said public available information and the answers from the Company’s management (the “Information”), and Purchaser and Purchaser’s advisors have evaluated the merits and risks of an investment in the Company and decided to acquire the Shares based on such Information and on the Company’s representations and warranties set forth in Section 4 above.

(c)           Purchaser understands that the Shares have not been registered under the U.S. Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

 (d)           Purchaser understands that the Shares are “restricted securities” as defined in Rule 144 promulgated under the Securities Act and that, consequently, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission (the “Commission”) and qualified by state authorities and resold pursuant to the requirements of such registration/qualification, or an exemption from such registration and qualification requirements is available.  Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(e)           Purchaser is an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act.

(f)           Purchaser has not entered into any agreement to pay commissions to any persons with respect to the purchase or sale of the Shares, except commissions for which Purchaser will be responsible.

(g)           Purchaser understands and acknowledges that no Japanese or United States federal or state agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merits of this investment, nor have any such agencies, governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to the Shares.

(h)           Purchaser, in evaluating the merits of an investment in the Shares, is not relying on the Company, its counsel, or any financial or other advisor to the Company for an evaluation of the tax, legal or other consequences of an investment in the Shares.

(i)           Purchaser is purchasing the Shares for investment for its own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of Section 2(11) of the Securities Act.

6.           Closing Conditions.

(a)           Purchaser’s obligation to consummate the transactions to be performed by it at the Closing is subject to satisfaction of the following conditions:

(i)           No preliminary or permanent injunction or other binding order, decree or ruling issued by a court or government authority shall be in effect which shall have the effect of preventing the consummation of the transactions contemplated by this Agreement;

(ii)           The representations and warranties of the Company contained in Section 4 hereof shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing;

(iii)           The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing;

(iv)           The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the sale of the Shares to Purchaser; and

(v)           The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any governmental authority prior to the offer and sale of the Shares to Purchaser.

(b)           The Company’s obligation to consummate the transactions to be performed by it at the Closing is subject to satisfaction of the following conditions:

(i)           The representations and warranties of Purchaser contained in Section 5 hereof shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing; and

(ii)           Purchaser shall have delivered the Purchase Price against delivery of the Shares.

7.           Legends.  The certificates representing the Shares shall bear the following legends:

“The shares of common stock of Cytori Therapeutics, Inc. represented hereby have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”).  These securities may not be offered, sold, pledged or otherwise transferred (nor may exposure with respect to the shares otherwise be hedged) except (A)(1) pursuant to an effective registration statement under the Securities Act, (2) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), or (3) pursuant to another valid exemption from registration under the

Securities Act (if available), and (B) in each case in accordance with all applicable securities laws of the States of the United States.  No representation is made hereby as to the availability of the exemption provided by Rule 144 under the Securities Act for resales of the shares.

This certificate evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Cytori Therapeutics, Inc. and Computershare Trust Company, Inc., a Colorado corporation, as Rights Agent, dated as of May 29, 2003, as amended (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Cytori Therapeutics, Inc. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Cytori Therapeutics, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and certain related Persons, whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.”

8.           Registration.  The Company shall use reasonable efforts to prepare and file with the Commission within 30 business days after receipt of written request by Purchaser a Registration Statement covering the resale of the Shares for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Shares on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder).  The Company shall use reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable after its filing. The Company shall notify Purchaser when the Registration Statement is available for offer and sale of the Shares.  The Company shall keep such Registration Statement continuously effective under the Securities Act for a period of two (2) years, or until the date upon which all of the Shares may be sold pursuant to Rule 144 under the Securities Act, whichever occurs first (the “Effectiveness Period”).

9.           Registration Procedures; Company’s Obligations.  In connection with, and without limiting in any respect, the Company’s obligations for the registration of the Shares above, the Company shall, as promptly as possible:

(a)           Furnish to Purchaser a copy of the Registration Statement as proposed to be filed.

(b)           (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Shares for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and (iii) respond to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and provide Purchaser true and complete copies of all correspondence from and to the Commission relating to the Registration Statement.

(c)           Notify Purchaser (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) when the Registration Statement or post-effective amendment, as the case may be, has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Shares or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any state of the U.S., or the initiation or threatening of any proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)           Use its reasonable commercial efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any state of the U.S.

(e)           If requested by Purchaser, (i) incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(f)           Furnish to Purchaser, without charge, one copy of the Registration Statement and all amendments thereto, and such number of copies of the Prospectus and all amendments and supplements thereto and such other documents as Purchaser may reasonably request in order to facilitate its disposition of Shares.

(g)           Use its reasonable commercial efforts to register or qualify, and to cooperate with Purchaser in connection with the registration or qualification (or exemption from such registration or qualification) of, the Shares for offer and sale under the securities or Blue Sky laws of each state of the U.S. as Purchaser reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such states of the Shares covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

 (h)           Upon the occurrence of any event contemplated by Section 9(c)(v) hereof, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

 (i)           Use its reasonable efforts to cause all Shares to be listed on any U.S. national securities exchange (such as the NASDAQ Global Market), U.S. quotation system, or U.S. over-the-counter bulletin board, if any, on which the same securities issued by the Company are then listed.

 (j)           If (i) there is material non-public information regarding the Company which the Company’s Board of Directors reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of the Company’s business consistent with past practice) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Company’s Board of Directors reasonably determines in the Company’s best interest should not be disclosed and which the Company would be required to disclose under the Registration Statement, then the Company may suspend effectiveness of the Registration Statement and suspend the sale of Shares under the Registration Statement one time in any three-month period or three times in any 12-month period upon written notice of such suspension to Purchaser, provided that the Company may not suspend its obligations for more than 60 days in the aggregate in any 12-month period.

10.           Registration Procedures; Purchaser’s Obligations.  In connection with the registration of the Shares, Purchaser shall:

(a)           (i) not sell any Shares under the Registration Statement until Purchaser has received copies of the Prospectus as then amended or supplemented and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 9(c) hereof, (ii) comply with any prospectus delivery requirements of the Securities Act as applicable to Purchaser in connection with sales of Shares pursuant to the Registration Statement, and (iii) furnish to the Company such information regarding Purchaser and the distribution of the Shares as is required by law to be disclosed in the Registration Statement.

(b)           upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 9(c)(ii), 9(c)(iii), 9(c)(iv), 9(c)(v) or 9(j) hereof, forthwith discontinue disposition of the Shares under the Registration Statement until Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 9(i), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

11.           Registration Expenses.

All fees and expenses incident to the performance of or compliance with the obligations under Section 9 of this Agreement, including, without limitation, registration and filing fees, printing expenses, and fees and expenses of counsel and independent public accountants for the Company, shall be borne by the Company whether or not any Shares are sold pursuant to the Registration Statement.

12.           Indemnification.

(a)           Indemnification by the Company. The Company shall defend, indemnify and hold harmless Purchaser, Purchaser’s permitted assignees, officers, directors, agents, brokers, investment advisors and employees, each person who controls Purchaser or a permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, and the respective successors, heirs, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”), as incurred, arising out of or relating to any breach by the Company of any of its representations, warranties, covenants or agreements contained in or made pursuant to this Agreement or arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, each as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding Purchaser furnished in writing to the Company by Purchaser expressly for use therein, or (ii) as a result of the failure of Purchaser to deliver a Prospectus, as amended or supplemented, to a purchaser in connection with an offer or sale. The Company shall notify Purchaser in writing promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement and provide a reasonable description of such institution, threat or assertion.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 12(b) hereof) and shall survive the transfer of the Shares by Purchaser.

(b)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any person who may be entitled to indemnity pursuant to Section 12(a) hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Company (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party; provided further, that the Indemnified Party shall be entitled to assume the defense of the Proceeding if (i) the Indemnifying Party fails to notify the Indemnified Party in writing within ten (10) days after the Indemnified Party has given to the Indemnifying Party the notice required by this Section 12(b) that the Indemnifying Party will defend the Indemnified Party in the Proceeding and will indemnify, defend, and hold harmless the Indemnified Party from and against the Losses related thereto; (ii) the Indemnifying Party fails to provide the Indemnified Party with reasonable evidence that the Indemnifying Party will have the financial resources to defend the Indemnified Party in the Proceeding and fulfill all the Indemnifying Party’s indemnification obligations hereunder; (iii) the Indemnified Party reasonably concludes that there is a conflict of interest between the Indemnifying Party and the Indemnified Party in the conduct of any such defense of the Proceeding; or (iv) the Indemnifying Party fails to conduct the defense of the Indemnified Party in the Proceeding actively and diligently.  In the event any of the conditions described in clauses (i)-(iv) above occur, (A) the Indemnified Party may defend against, consent to the entry of any judgment or enter into any settlement with respect to the Proceeding in any manner the Indemnified Party reasonably may deem appropriate (and the Indemnified Party need not consult with or obtain any consent from the Indemnifying Party in connection therewith provided that the Indemnified Party has provided to the Indemnifying Party notice of Indemnified Party’s intent to defend, consent to entry of judgment or enter into settlement at least two (2) business days prior thereto); (B) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically, but in no event later than twenty (20) days after a written request for payment therefor first been made by the Indemnified Party, for the costs of defense of the Proceeding (including reasonable attorneys’ fees and expenses); and (C) the Indemnifying Party will remain responsible for any Losses, including damages, attorneys’ fees, costs, judgments, fines and amounts paid in settlement, that the Indemnified Party may incur resulting from, arising out of, relating to, in the nature of, or caused by the investigation, defense, settlement or appeal of the Proceeding to the fullest extent provided in Section 12(a) above.

An Indemnified Party shall have the right to employ separate counsel in any Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) any of the conditions described in clauses (i)-(iv) above occur.  Except as expressly provided otherwise herein, the Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed.  The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, which consent shall not unreasonably be withheld, conditioned or delayed, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend a Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 20 business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder or pursuant to applicable law).

 (c)           The indemnity agreement contained in this Section is in addition to any liability that the Indemnifying Party may have to the Indemnified Parties.

13.           Other Purchasers; Best Financial Terms .  Purchaser acknowledges that the Company intends to seek to enter into other purchase or subscription agreements on terms substantially similar to the terms of this Agreement with certain other investors. The Company intends to offer up to an aggregate of 5,200,000 shares of Common Stock (including those sold to Purchaser and any such other investors) with a closing date on or before August 8, 2008 (the “Offering”). The Company shall reduce the Purchase Price per Share provided in this Agreement to match the purchase price per Share agreed to by any other investors in the Offering if the Company and such other investors agree to a lower price. In addition, to the extent the Company provides warrant coverage or any other terms more favorable to any other investors in the Offering, the Company shall provide Purchaser the same percentage of warrant coverage (and on the same terms) and such other favorable terms, if any.

14.           Miscellaneous.

(a)           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the Parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b)           Entire Agreement; Enforcement of Rights.  This Agreement sets forth the entire agreement and understanding of the Parties relating to the subject matter herein and merges all prior discussions between them with regard to such subject matter.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the Parties.  The forbearance in any one or more instances of a Party to insist upon performance of any of the terms, covenants or conditions of this Agreement or to exercise any right or privilege conferred by this Agreement shall not be construed as a waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.  The waiver by a Party of any breach of any of the terms, covenants or conditions of this Agreement or of any right or privilege conferred by this Agreement shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges.  No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving Party.

(c)           Severability.  If any provision of this Agreement or the application thereof is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity or enforceability of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the Parties as to the subject matter hereof.  The Parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid and enforceable provision(s) that will achieve, to the extent possible, the economic, business and other purposes of the prohibited, invalid or unenforceable provision(s).

(d)           Construction.  This Agreement is the result of negotiations between and has been reviewed by the Parties and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of both of the Parties, and no ambiguity shall be construed in favor of or against either one of the Parties.

(e)           Survival.  The representations, warranties, covenants and agreements made in this Agreement shall survive the closing of the transactions contemplated hereby.

(f)           Notices.  Any notice required or permitted to given under this Agreement shall be in writing and may be delivered by hand, by facsimile, or by internationally recognized overnight private courier.  Except as provided otherwise herein, notices delivered by hand shall be deemed given upon receipt; notices delivered by facsimile shall be deemed given upon the sender’s receipt of confirmation of successful transmission; and notices delivered by internationally recognized overnight private courier shall be deemed given on the first business day following deposit with the private courier for overnight delivery.  All notices shall be addressed as follows:

If to Purchaser:

Olympus Corporation
2-3 Kuboyama-cho,
Hachioji-shi, Tokyo 192-8512
Japan
Attn:  Yasunobu Toyoshima
Title: General Manager
Facsimile: +81-42-691-7350

with a copy (which shall not constitute notice) to:

Squire Sanders Gaikokuho Kyodo Jigyo Horitsu Jimusho
Ebisu Prime Square Tower, 16/F
1-1-39 Hiroo
Shibuya-ku, Tokyo 150-0012
Japan
Attention:  Stephen E. Chelberg, Esq.
Facsimile:  +81.3.5774.1818

If to the Company:

Cytori Therapeutics, Inc.
3020 Callan Road
San Diego, CA 92121
Attn: Christopher J. Calhoun
Facsimile:  858-450-4335

and/or to such other respective addresses and/or addressees as may be designated by notice given in accordance with the provisions of this Section 14(f).

(g)           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(h)           Facsimile and E-mail Signatures.  Any signature page hereto delivered by facsimile machine or by e-mail (including in portable document format (pdf), as a joint photographic experts group (jpg) file, or otherwise) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto.  Any Party who delivers such a signature page agrees to later deliver an original counterpart to any Party who requests it.

(i)           Further Assurances.  Each Party hereby covenants that it will, at any time and from time to time upon the reasonable request by the other Party, execute and deliver such further documents and take such further actions as the other Party may reasonably request in order to effect the purposes of this Agreement.

[Signature Page Follows]

The Parties have executed this Common Stock Purchase Agreement as of the Effective Date.

COMPANY:

CYTORI THERAPEUTICS, INC.

/s/ Christopher J. Calhoun

By:  Christopher J. Calhoun

Title:  Chief Executive Officer

Date:  August 7, 2008

Address:
3020 Callan Road
San Diego, CA 92121

Fax:  US 858-458-0994

PURCHASER:

OLYMPUS CORPORATION

/s/ Tsuyoshi Kikukawa

By: Tsuyoshi Kikukawa

Title: President

Address:
43-2 Hatagaya 2-chome
Shibuya-ku, Tokyo
Japan

Fax: Japan 03-3340-2062